Exhibit 10.16


                                OPTION AGREEMENT

   THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE EXERCISED, SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES OR AN OPINION OF COUNSEL OR OTHER EVIDENCE ACCEPTABLE TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.


                          ASPEN EXPLORATION CORPORATION

                         OPTION TO PURCHASE COMMON STOCK

     1. Issuance; Certain Definitions. In consideration of good and valuable consideration, the receipt of which is hereby acknowledged by ASPEN EXPLORATION CORPORATION, a Delaware corporation (the "Company"), Kevan Hensman (the "Holder") is hereby granted the right to purchase at any time until 5:00 P.M., Denver, Colorado time, on September 11, 2011 (the "Expiration Date"), ten thousand (10,000) fully paid and nonassessable shares of the Company's common stock (the "Common Stock"), at an initial exercise price per share (the "Exercise Price") of $3.70, subject to further adjustment as set forth herein.

     2. Exercise of Option. This Option is exercisable in whole or in part at any time and from time to time, prior to the Expiration Date. Such exercise shall be effectuated by submitting to the Company (either by delivery to the Company or by facsimile transmission as provided in Section 8 hereof) a completed and duly executed Notice of Exercise (substantially in the form attached to this Option) as provided in this paragraph. The date such Notice of Exercise is faxed or delivered to the Company shall be the "Exercise Date," provided that the Holder of this Option tenders this Option to the Company within five business days thereafter.

          (a) The Notice of Exercise shall be executed by the Holder of this Option and shall indicate the number of shares then being purchased pursuant to such exercise. Upon surrender of this Option, together with appropriate payment of the Exercise Price for the shares of Common Stock purchased, the Holder shall be entitled to receive a certificate or certificates for the shares of Common Stock so purchased.

          (b) The Holder must pay the Exercise Price per share of Common Stock for the shares then being exercised in cash or by certified or official bank check.

     3. Reservation of Shares. The Company hereby agrees that at all times during the term of this Option there shall be reserved for issuance upon exercise of this Option such number of shares of its Common Stock as shall be required for issuance upon exercise of this Option (the "Option Shares").

     4. Mutilation or Loss of Option. Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Option, and (in the case of loss, theft or destruction) receipt of reasonably

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satisfactory indemnification, and (in the case of mutilation) upon surrender and cancellation of this Option, the Company will execute and deliver a new Option of like tenor and date and any such lost, stolen, destroyed or mutilated Option shall thereupon become void.

     5. Rights of the Holder. The Holder shall not, by virtue hereof, be entitled to any rights of a stockholder in the Company, either at law or equity. The rights of the Holder are limited to those expressed in this Option and are not enforceable against the Company except to the extent set forth herein.

     6. Protection Against Dilution and Other Adjustments.

          6.1 Adjustment Mechanism. If an adjustment of the Exercise Price is required pursuant to Section 6.2, the Holder shall be entitled to purchase such number of additional shares of Common Stock as will cause (i) the total number of shares of Common Stock that the Holder is entitled to purchase pursuant to this Option, multiplied by (ii) the adjusted Exercise Price per share, to equal
(iii) the dollar amount of the total number of shares of Common Stock that the Holder is entitled to purchase before adjustment multiplied by the total Exercise Price before adjustment.

          6.2 Capital Adjustments. In case of any stock split or reverse stock split, stock dividend, reclassification of the Common Stock, recapitalization, merger or consolidation, or like capital adjustment affecting the Common Stock of the Company, the provisions of this Section 6 shall be applied as if such capital adjustment event had occurred immediately prior to the date of this Option and the original Exercise Price had been fairly allocated to the stock resulting from such capital adjustment. Where the terms of the preceding sentence are not directly applicable, the board of directors of the Company will apply this Section in a fair, equitable and reasonable manner so as to give effect, as nearly as may be, to the purposes hereof. A rights offering to stockholders shall be deemed a stock dividend to the extent of the bargain purchase element of the rights.

     7. Exercise and Transfer to Comply with the Securities Act;
Registration Rights.

          7.1 Exercise and Transfer. This Option has not been registered under the Securities Act of 1933, as amended, (the "Act") and has been issued to the Holder for investment and not with a view to the distribution of either the Option or the Option Shares. This Option may not be exercised, and neither this Option nor any of the Option Shares or any other security issued or issuable upon exercise of this Option may be sold, transferred, pledged or hypothecated in the absence of an effective registration statement under the Act relating to such security or an opinion of counsel satisfactory to the Company that registration is not required under the Act. Each certificate for the Option, the Option Shares and any other security issued or issuable upon exercise of this Option shall contain a legend on the face thereof, in form and substance satisfactory to counsel for the Company, setting forth the restrictions on transfer contained in this Section 7.

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


          7.2 No Registration Rights. Neither the Company nor any person on behalf of the Company has made any commitment to include the Option or the Option Shares in any registration statement under the Act.

     8. Notices. Any notice or other communication required or permitted hereunder shall be in writing and shall be delivered personally, telegraphed, telexed, sent by facsimile transmission or sent by certified, registered or express mail, postage pre-paid. Any such notice shall be deemed given when so delivered personally, telegraphed, telexed or sent by facsimile transmission, or, if mailed, two days after the date of deposit in the United States mails, as follows:

                           (i) if to the Company, to:

                                 Aspen Exploration Corporation
                                 2050 South Oneida Street, Suite 208
                                 Denver, Colorado 80224
                                 Attn:  Robert A. Cohan, President
                                 Telephone No.: (303) 639-9860
                                 Telecopier No.: (303) 639-9863

                          (ii) if to the Holder, to the address set below the Holder's acceptance on page 4, below.

Any party may be given notice in accordance with this Section 8 if any of the parties designates another address or person for receipt of notices hereunder.

          10. Supplements and Amendments; Whole Agreement. This Option may be amended or supplemented only by an instrument in writing signed by the parties hereto. This Option contains the full understanding of the parties hereto with respect to the subject matter hereof and thereof and there are no representations, warranties, agreements or understandings other than those expressly contained herein and therein.

          11. Governing Law. This Option shall be deemed to be a contract made under the laws of the State of Colorado for contracts to be wholly performed in such state and without giving effect to the principles thereof regarding the conflict of laws. Each of the parties consents to the jurisdiction of the federal courts whose districts encompass any part of the City and County of Denver, Colorado, or the state courts of the State of Colorado sitting in Denver, in connection with any dispute arising under this Option. Each of the parties hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non conveniens, to the bringing of any such proceeding in such jurisdictions.

          12. Jury Trial Waiver. The Company and the Holder hereby waive a trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other in respect of any matter arising out or in connection with this Option.


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


          13. Counterparts. This Option may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

          14. Acceptance Required. This Option is only effective if accepted by the Holder by completing and signing this Option below and returning such completed and signed Option to the Company on or before September 30, 2006, and only then if the exercise price of this Option is at or above the then-current market price for the Option.

          14. Descriptive Headings. Descriptive headings of the several Sections of this Option are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

          IN WITNESS WHEREOF, the parties hereto have executed this Option as of the 11th day of September, 2006.


                                     ASPEN EXPLORATION CORPORATION

                                     By: /s/ Robert A. Cohan
                                         -----------------------------
                                         Robert A. Cohan, President


                              Acceptance by Holder

The undersigned hereby accepts the Option described in the foregoing Option in accordance with the terms of the foregoing Option and in accordance with thereof.


/s/ Kevan B. Hensman                                         September 11, 2006
-----------------------
Kevan B. Hensman
7905 Reina Court
Bakersfield, CA 93309
Telephone:  661-834-0484
Facsimile:
Social Security or FEIN number:   312 66 2796
                                  -----------

(if joint ownership, both parties must sign and provide the relevant information)


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


                          NOTICE OF EXERCISE OF OPTION

          The undersigned hereby irrevocably elects to exercise the right, represented by the Option dated as of September , 2006, to purchase shares of the Common Stock of ASPEN EXPLORATION CORPORATION and tenders herewith payment in accordance with Section 1 of said Option.

CASH:    $                                 =  (Exercise Price x Exercise Shares)
           ------------------------------

                 Payment is being made by:
                          _        enclosed check
                          _        wire transfer
                          _        other
                                         ---------------------------------------

          I understand that I may only exercise this Option if there is a registration statement relating to the exercise of this Option that is effective under federal and applicable state law, or alternatively if there is an exemption from registration available under federal and applicable state (which exemption must be established to the satisfaction of Aspen Exploration Corporation). In each case, I understand that Aspen Exploration Corporation may require that I provide it information regarding my financial status, state of residence, and other information necessary to determine whether the exercise is subject to an effective registration statement or to determine whether an applicable exemption is available or alternatively I may deliver a legal opinion regarding the availability of an exemption from such registration, which legal opinion must be acceptable to Aspen Exploration Corporation in its reasonable discretion.

          Please deliver the stock certificate to:




Dated:
       ------------------------------------------


[Name of Holder]

By:
   -----------------------------------------------


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